EXHIBIT 10.16


         CONFIDENTIAL INFORMATION OMMITTED AND FILED SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION



                                    CONFlDENTlAL
                            INTERACTIVE SERVICES AGREEMENT

         This agreement (the "AGREEMENT"), effective as of July 1, 1997 (the "Effective Date"), is made and entered into by and between America Online, Inc. ("AOL"), a Delaware corporation, with its principal offices at 22000 AOL Way, Dulles, Virginia 20166, and SportsLine USA, Inc. ("INTERACTIVE CONTENT PROVIDER" or "ICP"), a Delaware corporation, with its principal offices at 6340 N.W. 5th Way, Fort Lauderdale, Florida 33309 (each a "PARTY" and collectively the "PARTIES").

                                    INTRODUCTION

         The Parties desire to work together to provide AOL Members (as defined below) with access to the Licensed Content (as defined below) through the AOL Network (as defined below), subject to the terms and conditions set forth in this Agreement. Defined terms used but not defined in the body of this Agreement or in Exhibit C shall be as defined on Exhibit B attached hereto.

                                        TERMS

1. DISTRIBUTION: PROGRAMMING

   1.1 ANCHOR TENANCY. During the term, ICP shall receive anchor tenant distribution within the AOL Brand Service, as follows: AOL shall:

       (a) continuously and prominently place a mutually agreed upon ICP logo, ***** as determined by ICP but subject to the guidelines set forth in Exhibit "A-1" (provided that AOL shall have the right to amend Exhibit A-1 in good faith to incorporate additional reasonable guidelines) on the main Sports Channel screen (or any specific successor thereof) on the AOL Brand Service (the "MAIN SPORTS SCREEN"), with prominent placement to be mutually agreed-upon, provided that ICP shall have a first right to choose placement from the available options (such right to extend to any subsequent substantial interface redesigns to the Main Sports Screen made by AOL during the Term) and ***** during the Term;

       (b)    continuously include the Licensed Content (as defined in section
              1.2 below) adjacent to attribution to ICP as the source of such content *****; provided, however, that the inclusion of Licensed Content with respect to any of the foregoing screens not launched as of the Effective Date shall be applicable as of the date of launch of such screen(s); and provided, further, that the Licensed Content included in the screens specified in this Section l.l(b) shall generally be Content drawn (as determined by AOL based on the quality and relevance of such Content) from an area of the ICP Interactive Site designated by ICP which shall contain the Licensed Content, or, if not from such designated area, then such other Licensed Content as determined by AOL in consultation with ICP.

       (c) program certain other Licensed Content on other appropriate screens in the Sports Channel, as determined by AOL in its discretion;

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       (d)    provide ICP with the keywords "CBS SportsLine," "SportsLine" and
              "Vegas Insider" which shall Link to the Template Forms (as defined below in section 5.1);

       (e) list ICP in **** on the AOL Brand Service (***** to be accessible through keywords "Odds," "Sports Book," "Handicapping" and "Lines"); and

       (f)    list ICP in AOL's "Directory of Services" and "Find" features.

       Each area on an ICP Interactive Site linked from the AOL Network shall be accessed by AOL Members through the Hybrid Browser (as defined below in Section 5.1).

       1.1.1 COMMUNITY PROGRAMMING; FANTASY GAMES. In addition to ICP's anchor tenant distribution as provided in section 1.1 above, AOL shall also include: (a) ***** provided that AOL shall provide carriage over the Term of **** except to the extent not feasible as a result of AOL's space and technical limitations, and shall contain Links to the ICP Interactive Site via the Hybrid Browser); and (b) ***** area of the Sports Channel, provided that such carriage shall commence on or about the launch of the ***** and shall, except as otherwise mutually agreed upon, consist of prominent branded Links to the appropriate pages of the ICP Interactive Site.

       1.1.2 "ODDS" INFORMATION. AOL and ICP shall discuss in good faith the provision by ICP of more detailed odds and analysis information to enhance the content present on the "Sports Odds" screen including ICP "pick packs".

       1.1.3 CHANEES TO AOL SERUCE. AOL reserves the right to redesign or modify the organization, structure, "look and feel," navigation and other elements of the AOL Service. In the event such modifications materially affect the placements for ICP described above, AOL will work with ICP in good faith to provide ICP with a comparable package of placements which are reasonably satisfactory to ICP ("MAKE-GOOD PLACEMENTS"). To the extent AOL is unable or refuses to provide ICP with acceptable Make-Good Placements within a reasonable period of time, ICP's sole remedy shall be ***** as determined in ICP's sole discretion; provided; however, that, if ICP elects *****.


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    1.2 LICENSED CONTENT. ICP Content shall consist solely of the Content described on Exhibit "A" hereto (the "LICENSED CONTENT") which ICP shall have the right to change from time to time, subject to the provisions of this Agreement (including but not limited to this section 1.2). ICP shall not authorize or permit any third party to distribute any other Content of ICP through the AOL Network absent AOL's prior written approval. Further, ICP agrees that it is and will remain primarily a provider of sports-oriented content, and agrees that the Licensed Content shall not include information that is not directly related to sports nor will the features, functionality, or technology of the Licensed Content impose a material adverse effect upon the technical operations of the AOL Network.

    1.3 LICENSE. ICP hereby grants AOL a worldwide non-exclusive, non-transferable, license to (a) use, market, store, distribute, display, communicate, perform, transmit, and promote the Licensed Content (or any portion thereof) through the AOL Network within such areas or features of the AOL Network as expressly provided herein, and (b) integrate the Licensed Content within the AOL Network by including links to ICP Interactive Sites. Subject to such right and license, ICP retains all right, title to and interest in the Licensed Content. Subject to the first sentence of this section 1.3, the foregoing license is solely for the purpose of permitting AOL to promote the Licensed Content on ICP's Interactive Site in accordance with AOL's obligations hereunder, and shall not be construed to grant a license to use, market, store, distribute, display, communicate, perform, transmit, or promote the Licensed Content generally or for any other purpose (including but not limited to AOL branding of any Licensed Content). All uses of the Licensed Content shall only be as expressly provided herein.

    1.4 MANAGEMENT. ICP shall design, create, edit, manage, update, and maintain the Licensed Content ("MANAGEMENT RESPONSIBILITIES"). AOL shall have no Management Responsibilities of any kind with respect to any ICP Interactive Site or any other Linked Interactive Site. ICP shall be responsible for any hosting or communication costs associated with any Linked Interactive Sites, except that AOL shall be responsible for the costs associated with (i) any mutually agreed-upon direct connections between the AOL Network and a Linked Interactive Site or (ii) any mutually agreed upon mirrored version of a Linked Interactive Site. AOL Members shall not be required to go through a registration process (or any similar process) in order to access and use the non subscription or non-premium areas of an ICP Interactive Site. In addition, ICP shall make all of its existing premium services, including fantasy games, commissioners, and utilities, available to AOL Members for purchase at a 10% discount off ICP's ordinary retail price.

    1.5 CARRIAGE FEE. ICP shall pay AOL a carriage fee of ***** as follows:

       1.5.1 BASE CARRIAGE FEE. ICP shall pay AOL ***** over the term, payable in equal monthly installments on the 15th day of each month beginning with July 15, 1997; and

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        1.5.2  IN-KIND PROGRAMMING AND PROMOTION. ICP shall provide AOL with the equivalent of ***** made up of the in-kind commitments specified in the agreement between AOL, ICP and CBS, Inc., attached hereto as Exhibit E (the "ICP IN-KIND COMMITMENTS"). Without limiting any other rights or remedies available to AOL, AOL's anchor tenant and impressions commitments specified in Sections 1.1 and 1.6 herein are and will be contingent upon provision of the ICP In-Kind Commitments in accordance with Exhibit E.

   1.6 IMPRESSIONS GUARANTEE. AOL shall provide ICP with at least ***** Impressions from ICP's Presence on the AOL Network hereunder (the "Impressions Guarantee") as follows: (a) a minimum of ***** Impressions shall be generated from ***** as specified in Section l.l(a); (b) a minimum of ***** Impressions shall be generated from ***** as specified in Sections l.l(b)-(c); and (c) ***** Impressions as specified in section 2.6 below. For the purposes of this Agreement, the term "Presence" means any ICP trademark or logo, Licensed Content, headline, picture, story, teaser, icon, link or any other Content or service which originates from, describes or promotes ICP or ICP's Licensed Content, provided that only screens that contain a Link to ICP's Interactive Site or a Welcome Mat (as defined below) via the Hybrid Browser will count against the Impressions Guarantee. The Term shall be extended without any additional Carriage Fees or other additional consideration of any kind whatsoever payable by ICP until the Impressions Guarantee is met, provided that in any event the Impressions Guarantee shall be met within ***** after the Effe,ctive Date.

2. PROMOTION

   2.1 COOPERATION. Each Party shall cooperate with and reasonably assist the other Party in supplying material for marketing and promotional activities.

   2.2 INTERACTIVE SITE. ICP shall include the following promotions within each ICP Interactive Site during the Term: (i) a continuous promotional button for AOL appearing "above the fold" on the first screen of such site; (ii) a Link to a location of AOL's choosing where users can obtain promotional information about AOL products and services and/or download or order AOL's the-current version of the AOL client software (for which ICP shall earn bounties for New Members as specified on Exhibit F);
        and (iii) include mutually agreed upon promotional banners describing AOL as a preferred access provider in such a way as to encourage download of AOL clients software (for which ICP shall earn bounties for New Members as specified on Exhibit F) utilizing unsold inventory on the "Top News" and "Scoreboard" sections within ICP's Microsoft "Active Desktop" and Netscape "Netcaster" channels.

   2.3 KEYWORD. When ICP makes promotional reference to an ICP Interactive Site in any off line (e.g., not Internet or online) media, *****, which includes a listing of the

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         CONFIDENTIAL INFORMATION OMMITTED AND FILED SEPARATELY WITH THE
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                         ASTERISKS DENOTE SUCH OMISSION

        applicable "URL(s)" for such site (each a "WEB REFERENCE"), ICP shall include a favorable mention, in an agreed-upon form, of the applicable AOL "keyword" of comparable prominence to the Web Reference.

   2.4 DIRECT MARKETING. In addition to the promotion described in section 2.2 above, the Parties agree to execute the New Member acquisition program described on Exhibit F and for which ICP shall earn bounties as described in Exhibit F, and such other New Member acquisition programs as the parties may mutually agree upon.

   2.5  ONLINE PROMOTIONS. During the Term AOL shall (a) include *****
        (except that any obligation to ***** shall be subject to any contractual commitments of AOL), and (b) provide ICP with at least ***** In addition, AOL shall link from the Template Forms and the Hybrid Browser (both as defined below in Section 5.1) to the merchandise area on the main ICP Interactive Site and other mutually agreed upon areas of the Interactive Site. AOL shall use commercially reasonable efforts to include ICP in *****

3. REPORTING. On no less than a monthly basis, each Party shall supply or make available to the other Party reports containing the following information:

   3.1 USAGE AND OTHER DATA. AOL shall make available to ICP a monthly report with respect to ICP's presence on the AOL Network hereunder specifying for the prior month (a) the number of Impressions generated within the AOL Network, and (b) ***** In addition to the number of Impressions, to the extent AOL makes commercially available to any third parties *****, AOL shall provide to ICP a monthly report of the ***** with respect to ICP's presence on the AOL Network.

        For each Linked ICP Interactive Site, ICP will supply AOL with monthly reports which reflect total impressions by AOL Members to the Linked ICP Interactive Site during the prior month, total impressions by all users to the Linked ICP Interactive Site during the prior month and any transactions involving AOL Members at the ICP Interactive Site during the period in question, in a detailed format reasonably requested by AOL.

   3.2 PROMOTIONAL COMMITMENTS. ICP shall provide to AOL a monthly report, in the form attached hereto as Exhibit G, documenting its compliance with any promotional commitments it has undertaken as required hereunder.

   3.3 PAYMENT SCHEDULE. Except as otherwise specified herein, each Party agrees to pay the other Party all amounts received and owed to such other Party as described herein on a monthly basis within thirty (30) days of the end of the month in which such amounts were collected by such Party. Each such payment shall be accompanied by a statement showing in reasonable detail how such payment was computed.

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         CONFIDENTIAL INFORMATION OMMITTED AND FILED SEPARATELY WITH THE
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                         ASTERISKS DENOTE SUCH OMISSION

   3.4 SURVIVAL. This section 3 shall survive any expiration or earlier termination of this Agreement.

4. ADVERTISING AND MERCHANDISING

   4.1 ADVERTISING. AOL owns all right, title and interest in and to the advertising and promotional spaces within the AOL Network. The specific advertising inventory within any such AOL forms or pages shall be as reasonably determined by AOL.

   4.2 AOL PROGRAMMING ADVERTISEMENTS. With respect to any exclusive to AOL or differentiated (e.g., from programming available outside of the AOL Network) online programming, any Template Forms (as specified in Section 5.1) or the Hybrid Browser (as specified in Section 5.1) (collectively, the "AOL PROGRAMMING"), AOL shall grant ICP the ***** promotions, advertisements, links, pointers or similar services or rights in or through the area for any AOL Programming ("AOL PROGRAMMING ADVERTISEMENTS") subject to (i) AOL's approval (it being understood that such policies shall not apply to ICP Interactive Sites or any portion thereof other than Welcome Mats), and (ii) the ***** shall be shared by the Parties as follows: (a) ICP shall retain ***** of all ***** (the "*****"); and (b) ICP shall pay AOL ***** . Additionally, when AOL makes its ad server technology generally available to third parties, AOL shall make such technology available for use by ICP with respect to the AOL Programming Advertisements on AOL's then-standards terms and conditions.

   4.3 WELCOME MAT ADVERTISEMENTS. With respect to any Welcome Mat(s) (as defined in Section 5.5.3.1), ICP shall retain the ***** promotions, advertisements, links, pointers or similar services or rights in or through the Welcome Mats ("WELCOME MAT ADVERTISEMENTS"), subject to (a) AOL's approval for each Welcome Mat Advertisement (it being understood that such policies shall not apply to ICP Interactive Sites or any portion thereof other than Welcome Mats) and (b) the *****. ICP shall pay AOL ***** with respect to Welcome Mat Advertisements.

   4.4 ADVERTISING POLICIES. Any AOL Programming Advertisements or Welcome Mat Advertisements (collectively, "AOL ADVERTISEMENTS") sold by ICP or its agents shall be subject to AOL's then-standard advertising policies as disclosed in advance to ICP; it being understood that such policies shall not apply to ICP Interactive Sites or any portion thereof other than Welcome Mats.

   4.5 ADVERTISING REGISTRATION FORM. In connection with the sale by ICP of any AOL Advertisement, ICP shall, in each instance, provide AOL with a completed standard AOL "Advertising registration form" relating to such AOL Advertisement and reasonably acceptable to ICP. ICP shall use all reasonable steps to comply with all federal, state and local laws and regulations applicable to any AOL Advertisements sold by ICP.

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   4.6  ADVERTISING PACKAGES. To the extent a Party sells an AOL Advertisement as part of an advertising package including multiple placement locations (e.g., both the AOL Programming area or Welcome Mat and another area or site), such Party shall allocate the payment for such advertising package between or among such locations in an equitable fashion, subject to the Advertising Minimum.

   4.7  INTERACTIVE COMMERCE.

        4.7.1 Transaction Revenues derived from the sale or license of the following Products sold within the AOL Network (e.g., non-Web based transactions) and/or as a direct result of AOL promotions shall be split as follows:

              i) General Merchandise         *** Net Transaction Revenues to ICP, *** to
                                             AOL
             ii) Fantasy Games               *** Net Transaction Revenues to ICP, *** to
                                             AOL
            iii) Memorabilia                 *** Net Transaction Revenues to ICP, ** to
                                             AOL
             iv) Electronic Merchandise      *** Gross Transaction Revenues to ICP, ***
                 (e.g., electronic greeting to AOL
                  cards)

        4.7.2 Any merchandising activity hereunder shall be subject to (i) the terms of this Agreement, and (ii) the requirements posted at keyword "Marketplace Policy" on the America On'ine Brand Service (or such other keyword as AOL may designate during the Term).

5. PRODUCTION AND SUPPORT: CUSTOMIZATION OF SITES

    5.1 FORMS. AOL shall provide to ICP *****: (a) a series of mutually agreed upon Rainman template forms (initial series due by July 1st, the balance due August 15th) for the presentation of the Licensed Content to AOL Members, which forms shall include a mutually agreed upon format and style and links to the relevant ICP Interactive Site as well as one advertising slot (collectively, the "TEMPLATE FORMS"); (b) a mutually agreed upon web browser format through which the ICP Interactive Site will be accessed, such browser also to include one advertising slot (the "HYBRID BROWSER").

    5.2 PRODUCTION WORK. In the event that ICP requests any AOL production assistance, ICP shall work with AOL to develop detailed production plans for the requested production assistance (the "PRODUCTION PLAN"). Following receipt of the final Production Plan, AOL shall notify ICP of
        (i) AOL's availability to perform the requested production work, (ii) except with respect to Welcome Mats, the proposed fee or fee structure for the requested production and maintenance work, and (iii) the estimated development schedule for such work. To the extent the Parties reach agreement regarding implementation of an agreed-upon Production Plan, such agreement shall be reflected in a separate work order signed by the Parties. To the extent ICP elects to retain a third

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               party provider to perform any such production work, work produced by such third party provider must generally conform to AOL's production Standards & Practices (a copy of which will be supplied by AOL to ICP upon request). The specific production resources which AOL allocates to any production work to be performed on behalf of ICP shall be as determined by AOL in its sole discretion, but in all events shall be sufficient to timely perform all work agreed upon.

        5.3 PUBLISHING TOOLS. AOL shall determine, in its sole discretion, which of its proprietary publishing tools (each, a "Tool") shall be made available to ICP to develop and implement any AOL Programnung or Welcome Mat(s) during the Term. ICP shall be granted a nonexclusive license to use any such Tool, which license shall be subject to: (i) ICP's compliance with all rules and regulations relating to use of the Tools, as published from time to time by AOL, (ii) AOL's right to withdraw or modify such license at any time, provided any such withdrawal or modification does not have a material adverse effect upon ICP, and (iii) ICP's express recognition that AOL provides all Tools on an "as is" basis, without warranties of any kind.

        5.4 TRAINING AND SUPPORT. AOL shall provide ICP with *****. ICP shall be responsible to pay the fees associated with such ***** . In addition, ICP will pay travel and lodging costs associated with its participation in any AOL training programs (including AOL's reasonable and necessary travel and lodging costs, subject to ICP's prior written approval, when training is requested by and conducted at ICP's offices).

        5.5    CUSTOMIZATION OF SITES.

        5.5.1 PERFORMANCE. ICP shall optimize the ICP Interactive Site for distribution as provided hereunder to ensure that the functionality of and features within the ICP Interactive Site support (i) *****, and (ii) HITP 1.0 or later protocol. ICP shall allow appropriate AOL personnel to have access to any Linked ICP Interactive Sites for the purposes of reviewing such sites to coordinate with ICP to determine the most efficient method for optimization of the sites for distribution hereunder.

        5.5.2 TEMPLATE FORMS AND HYBRID BROWSER. Each area on ICP Interactive Sites linked from the AOL Network shall be accessed by AOL Members through the Hybrid Browser.

        5.5.3 CUSTOMIZATION. ICP shall customize the ICP Interactive Sites for AOL Members as follows:

               5.5.3.1 WELCOME MATS. AOL may, *****, require ICP to publish on
                       ICP's servers a special AOL Welcome Mat home page and separate AOL Welcome Mat home pages for NFL, NBA, MLB, NHL, NCAA Football and Basketball areas on ICP Interactive Sites

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                       exclusively for AOL Members, ***** (as compared to ICP
                       hosting such page or site itself) for such page or site. The Welcome Mat pages shall be customized versions of the applicable pages of ICP Interactive Sites, and shall be used to provide AOL members with a faster and more reliable experience. Any Content on the Welcome Mats will be identical to the relevant ICP Interactive Sites except that certain third-party links will be customized in order to minimize the loss of traffic outside of the AOL Network and assume compliance with AOL advertising guidelines.

               5.5.3.2. CUSTOMIZATION. The Template Forms, Hybrid Browser and
                       Welcome Mats shall not contain advertisements, promotions or links for any entity reasonably construed to be in competition with AOL. or otherwise be in conflict with AOL advertising policies or exclusivities. In addition, ICP shall take reasonable steps to capture traffic within ICP Interactive Sites. To the extent that AOL notifies ICP in writing that, in AOL's reasonable judgment, Links from such sites cause an excessive amount of traffic to be diverted outside of such sites in a manner that has a detrimental effect on the traffic flow of the AOL audience, AOL reserves the right, after providing ICP with a reasonable opportunity to cure, to terminate this Agreement; provided, however, that if AOL elects to terminate this Agreement, ICP shall only be responsible for payment of Carriage Fees through the date of termination.

6. TERM AND TERMINATION.

   6.1. TERM. Unless earlier terminated as set forth herein, the initial term of this Agreement shall be fourteen (14) months from the Effective Date (the "TERM") (subject to the Impressions Guarantee being met as set forth in Paragraph 1.6), provided that for two (2) years after expiration of the Term, AOL shall continue to have the option to Link to any ICP Interactive Sites. This Agreement may be extended by mutual written agreement of the Parties.

   6.2 TERMINATION FOR BREACH. Either Party may terminate this Agreement at any time in the event of a material breach by the other Party which remains uncured after thirty (30) days written notice thereof.

   6.3 TERMINATION FOR BANKRUPTCY/INSOLVENCY. Either Party may terminate this Agreement immediately following written notice to the other Party if the other Party (i) ceases to do business in the normal course, (ii) becomes or is declared insolvent or bankrupt, (iii) is the subject of any proceeding related to its liquidation or insolvency (whether voluntary or involuntary), other than a reorganization under Chapter 11 of the Bankruptcy Code, which is not dismissed within ninety (90) calendar days, or (iv) makes an assignment for the benefit of creditors.

7. PUBLIC DISCLOSURE. ICP shall provide AOL with the prior opportunity, subject to any applicable law or regulation, to review and provide comments on any description of this Agreement in any documents for public or private financing of ICP. AOL must approve any information or description regarding this Agreement that is disclosed to any third party as part of a "road show" or other public or private financing by ICP, provided such approval shall not be

                                      -9-

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   unreasonably withheld. Except as may be required by applicable law, regulation, or court order, or rules or regulations of any securities exchange, the prior written approval of the other Party, which shall not be unreasonably withheld or delayed, shall be required for any other disclosure of the existence of this Agreement or the terms hereof, provided, however that if this Agreement or any of its terms must be disclosed under any law, rule or regulation, ICP shall redact mutually agreed upon portions of this Agreement (including at a minimum the Anchor Tenancy, Impressions Guarantee, Carriage Fee and Promotion) to the fullest extent permitted under applicable laws, rules and regulations and ICP will submit a request to be mutually agreed upon by ICP and AOL that such portions and other provisions of this Agreement receive confidential treatment under the rules and regulations of the Securities and Exchange Commission or otherwise be held in the strictest confidence to the fullest extent permitted under the laws, rules or regulations of any other applicable governing body. Except as expressly provided in this Section 7.1, each Party agrees to keep confidential the terms of this Agreement other than in connection with confidential disclosures on a need to know basis to employees, consultants, counsel, accountants and other professional advisers of the Party or its affiliates. Each Party shall use its best efforts to cause any third parties that may come into possession of any confidential information to maintain the confidentiality of such information. This section shall survive any expiration or earlier termination of this Agreement.

8. TERMS AND CONDITIONS. The legal terms and conditions set forth on Exhibit C attached hereto are hereby made a part of this Agreement.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

AMERICA ONLINE, INC.              SPORTSLINE USA, INC.

By: /s/ DAVID M. COHEN            By: /s/ MICHAEL LEVY
    ------------------------          ------------------------
    Print Name:                       Print Name: Michael Levy
    Title:                            Title: President
    Date:                             Date: 10-17-97
    Tax ID/EIN#:                      Tax ID/EIN#


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                                    EXHIBIT A
                         DESCRIPTION OF LICENSED CONTENT

A. Content from CBS SportsLine web site to be included within the designated area of ICP Interactive Site shall include: Sports-related content including all content published within the sportsline.com and vegasinsider.com domains, including Top News, Scores, MLB, NBA, NFL, NHL, Golf, Tennis, Auto Racing, Soccer, NCAA Football and Basketball, and other covered sports, as well as all sports-related content from all other web sites published by ICP under its own brand name including:

   1) Daily poll

   2) Two sports columns available per day

   3) At least 10 news stories available per day based upon SportsLine's "daily budget" meeting to be included within AOL's Top Stories Area

   4) Season Preview Packages for -- Baseball, Pro Football, Pro & College Football, Pro & College Basketball, Hockey

   5) The CBS SportsLine 112 - NCAA Football poll 6) The CBS SportsLine NFL Power Chart - ranking NFL teams available each week

   7) Face-to-Face - a statistical player vs. player match-up available 3 times each week.

   8) Week in Review Packages for big college games being broadcast on CBS.

B. Feature Programming- ICP will provide the following:

   Two "slide shows" available per week (including NFL, NBA, NHL, MLB, Golf and Tennis as well as NCAA Football and Basketball "slide shows" during the respective seasons) which AOL will promote on the main sports screen as appropriate to fit into AOL Sports' programming discretion.

C. Original Programming -- ICP shall provide the following:

   A mini site within ICP's Interactive Site including the following non-exclusive Content from the 1998 Winter Olympics: (i) a daily news and notes from Nagano column; and (ii) an "Inside the Truck Feature from the CBS perspective (three times a week) and the following exclusive Content from the 1998 Winter Olympics: (i) a daily exclusive column from each of Ray Buck and Mike Lurie; (ii) a daily exclusive audio interview; (iii) 2 slide shows per week; (iv) on chat per week on AOL (top athlete or CBS personality) and (v) a "Road to the Olympics Package" including a weekly column and slide show for the eight (8) weeks leading up to the Nagano Olympic Games. AOL will incorporate ICP as a key part of the AOL Brand Service 1998 Olympic coverage. AOL will produce a AOL/ICP co-branded Template Form where AOL will promote the foregoing Nagano Olympic Games Content provided by ICP.

To the extent that AOL engages in a reasonably consistent pattern of not promoting the specific Programming described in this Exhibit A, ICP shall have the right to designate other reasonable categories of Licensed Content.

                                   EXHIBIT A-1

ICP promotional copy cannot include superlatives such as "greatest", "best", "ultimate", "top", "hottest" and "coolest" when referring to the ICP Interactive Sites and the Licensed Content being promoted. With respect to the use of the words "exclusive", "only on" and similar phrases, such terms can only be used to the extent the Licensed Content being promoted is exclusive to ICP (e.g. with respect to its athletes etc.).

         CONFIDENTIAL INFORMATION OMMITTED AND FILED SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION

                            EXHIBIT B -- DEFlNITIONS

ADVERTISING REVENUES. Aggregate amounts collected plus the fair market value of any other compensation received (such as barter advertising) by ICP or its agents, as the case may be, arising from the license or sale of AOL Advertisements, less applicable Advertising Sales Commissions; provided that, in order to ensure that AOL receives fair value in connection with AOL Advertisements, ICP shall be deemed to have received no less than the Advertising Minimum in instances when ICP makes an AOL Advertisement available to a third party at a cost below the Advertising Minimum.


*****. Except as otherwise agreed by AOL and ICP, (i) ***** or (ii) such different rate or rates as AOL may establish based upon market conditions and publish during the Term.

ADVERTISING SALES COMMISSION. In the case of an AOL Advertisement, actual amounts paid as commissions to third party agencies in connection with sale of the AOL Advertisement.

AOL BRAND SERVICE. The U.S. version of the America Online brand service (excluding Digital city, AOL.com, NetFind or any similar "sub" service that may be distributed by or through the American Online Brand Service).

AFFILIATE. Any agent, distributor or franchisee of AOL, or an entity in which AOL holds at least a nineteen percent (19%) equity interest.

AOL LOOK AND FEEL. The distinctive and particular elements of graphics, design, organization, presentation, layout, user interface, navigation, trade dress and stylistic convention (including the digital implementations thereof) within the AOL Network and the total appearance and impression substantially formed by the combination, coordination and interaction of these elements.

AOL MEMBER(S). Authorized users of the AOL Network, including any sub-accounts using the AOL Network under an authorized master account.

AOL NETWORK. (i) The America Online/registered trademark/ Brand Service, (ii) any international versions of the America Online service through which AOL or its affiliates elect to offer the Licensed Content and (iii) any other product or service owned, operated, distributed or authorized to be distributed by or through AOL or its Affiliates worldwide through which such party elects to offer the Licensed content (which may include, without limitation, Internet sites promoting AOL products and services and any "offline" information browsing products of AOL or its Affiliates).

CONFIDENTIAL INFORMATION. Any information relating to or disclosed in the course of the Agreement, which, is, or should be reasonably understood to be, confidential or proprietary to the disclosing Party, including, but not limited to, the material terms of this Agreement, information about AOL Members, technical processes and formulas, source codes, product designs, sales, cost and other unpublished financial information product and business plans, projections and marketing data. Confidential Information shall not include information that:
(a) is now or subsequently becomes generally available to the public through no fault or breach on the part of the receiving party; (b) the receiving party candemonstrate to have had lawfully in its possession without an obligation of confidentiality prior to disclosure hereunder; (c) is independently developed by the receiving party without the use of any Confidential Information of the disclosing party as evidenced by written documentation; or (d) the receiving party lawfully obtains from a third party who has the right to transfer or disclose it and who provides it without any obligation to maintain the confidentiality of such information.

CONTENT. Information, materials, features, products, services, advertisements, promotions, links, pointers, technology and software.

ICP INTERACTIVE SITE. Any interactive site or area which is managed, maintained or owned by ICP or its agents or to which ICP provides and/or licenses information, content or other materials,including, by way of example and without limitation, (i) an ICP site on the World Wide Web portion of the Internet or
(ii) a channel or area delivered through a "push" product such as the Pointcast Network or interactive environment such as Microsoft's "Active Desktop."

IMPRESSION. An AOL Member's viewingof any screen on the AOL Network containing ICP's Presence, provided, however, that at least one such Presence on a screen links to an ICP Interactive Site or a ICP-customized Welcome Mat via the Hybrid Browser.

LINK. The mechanism by which a user at one World Wide Web site can automatically move to another World Wide Web site and other sites on the Internet or by which an AOL Member can move from a site on the AOL Network to a site on the World Wide Web or another site on the AOL Network.

LINKED INTERACTIVE SITE. Any site or area outside of the AOL Network which is linked to the AOL Network (through a "pointer" or similarl link) in accordance with the terms and conditions of this Agreement.

         CONFIDENTIAL INFORMATION OMMITTED AND FILED SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION

LINKED ICP INTERACTIVE SITE. An ICP Interactive Site which is also a Linked Interactive Site.

NEW MEMBER. Any person or entity (a) who registers for the AOL Network using ICP's special promotion identifier and (b) from whom AOL or an Affiliate of AOL collects *****.

GROSS TRANSACTION REVENUES. Aggregate amounts paid in connection with the sale, licensing, distribution or provision by ICP of any products, services or goods in or through the AOL Programming areas or Welcome Mats.

NET TRANSACTION REVENUES. Aggregate amounts paid in connection with the sale, licensing, distribution or provision by ICP of any products, services or goods in or through the AOL Programming areas or Welcome Mats, excluding, in each case, amounts collected for sales or use taxes, duties, handling, shipping and similar charges, credits for returned goods or services, and other mutually agreed upon direct out of pocket expense attributable to the generation of such revenues (but not excluding cost of goods sold or any similar costs).

                                   EXHIBIT C
                      STANDARD LEGAL TERMS AND CONDITIONS

I. AOL NETWORK

AOL TERMS OF SERVICE; UNSPECIFIED CONTENT. AOL shall have the right to remove, or direct ICP to remove any Content which, as reasonably determined by AOL (i) violates AOL's then-standard Terms of Service (as set forth on the America Online/registered trademark/ brand service), the terms of this Agreement or any other standard, written AOL policy; or (ii) subject to section 1.2, is not specifically described on Exhibit A.

COMPLIANCE WITH AOL POLICIES. In the event that AOL notifies ICP in wroting that any portion of the Licensed Content or any advertising or promotional content associated with any Linked ICP Interactive Site is in violation of this provision, then ICP shall use commercially reasonable efforts to block access by AOL Members to such Licensed Content or advertising using ICP's then-available ad server or other technology. In the event that ICP cannot block access by AOL Members to the Licensed Content or advertising in question, then ICP shall provide AOL prompt written notice of such fact. AOL may then, at its option, either (i) restrict access from the AOL Network to the Licensed Content or advertising in question using technology available to AOL or (ii) terminate the Link from the AOL Network to the Linked ICP Interactive Site until such time as the Licensed Content or advertising in question is no longer displayed. ICP will cooperate with AOL's reasonable requests to the extent AOL elects to implement any such access restrictions. ICP warrants that the Online Area and any Linked ICP Interactive Sites: (i) will conform to AOL's applicable Terms of Service;
(ii) will not infringe on or violate any copyright, trademark, U.S. patent or any other third party right; and (iii) will not contain any Content which violates any applicable law or regulation.

CONTESTS. ICP represents that any contest, sweepstakes or similar promotion conducted or promoted through any Linked ICP Interactive Site (a "Contest") will comply with all applicable federal, state and local laws and regulations.

AOL LOOK AND FEEL. ICP acknowledges and agrees that AOL shall own all right, title and interest in and to the AOL Look and Feel. In addition, AOL shall retain editorial control over the AOL pages, Template form and the Hybrid Browser (the "AOL FRAMES"). AOL may, at its discretion, incorporate navigational icons, links and pointers or other Content into such AOL Frames.

OPERATIONS. AOL shall be entitled to require reasonable changes to Licensed Content to the extent such Licensed Content will adversely affect operations of the AOL Network.

RESPONSE TO QUESTIONS/COMMENTS; CUSTOMER SERVICE. ICP shall respond promptly and professionally to questions, comments, complaints and other reasonable requests regarding the Licensed Content by AOL Members or on request by AOL, and shall cooperate and assist AOL in promptly answering the same.

CLASSIFIEDS. To the extent ICP desires to implement any classifieds listing features on or through the AOL Network, ICP shall obtain AOL's prior written approval. Such approval may be conditioned upon, among other things, ICP's conformance with any then-applicable service-wide technical or other standards related to online classifieds.

STATEMENTS TO THIRD PARTIES. ICP shall not make, publlish, or otherwise communicate, or cause to be made, published, or otherwise communicated, any deleterious remarks whatsoever to any third parties concerning AOL or its affiliates, directors, officers, employees or agents, including without limitation, AOL's business projects, business capabilities, performance of duties and services or financial position.

II. TRADEMARKS.


TRADEMARK LICENSE. In designing and implementing any marketing, advertising, press releases or other promotional materials related to this Agreement and/or referencing the other Party and/or its trade names, trademarks and service marks (the "Promotional Materials") and subject to the other provisions contained herein, ICP shall be entitled to use the following trade names, trademarks and service marks of AOL; the "American Online/registered trademark/" brand service, "AOL/trademark/" service/software and AOL's triangle logo; and AOL and its Affiliates shall be entitled to use the trade names, trademarks and service marks of ICP as designated by ICP (collectively, together with the AOL marks listed above, the "Marks"); provided that each Party: (i) does not create a unitary composite mark involving a Mark of the other Party without the prior written approval of such other Party, and (ii) displays symbols and notices clearly and sufficiently indicating the trademark status and ownership of the other Party's Marks in accordance with applicable trademark law and practice.

RIGHTS. Each Party acknowledges that its utilization of the other Party's Marks will not create in it, nor will it represent it has, any right, title or interest in or to such Marks other than the licenses expressly granted herein. Each Party agrees not to do anything contesting or impairing the trademark rights of the other Party.

QUALITY STANDARDS. Each Party agrees that the nature and quality of its products and services supplied in connection with the other Party's Marks shall conform to quality standards communicated in writing by the other Party for use of its trademarks. Each Party agrees to supply the other Party, upon request, with a reasonable number of samples of any Materials publicly disseminated by such Party which utilize the other Party's Marks. Each Party shall comply with all aplicable laws, regulations and customs and obtain any required government approvals pertaining to use of the other Party's Marks.

PROMOTIONAL MATERIALS/PRESS RELEASES. Each Party will submit to the other Party, for its prior written approval, which shall not be unreasonably withheld or delayed, any Promotional Materials; provided, however, that either Part's use of screen shots of any AOL Programming Area or Welcome Mat for promotional purposes shall not require the approval of the other Party so long as the AOL Network is clearly identified as the source of such screen shots. Once approved, the Promotional Materials may be used by a Party and its affiliates for the purpose of such promotion therein and reused for such purpose until such approval is withdrawn with reasonable prior notice. In the event such approval is withdrawn, existing inventories of Promotional Materials may be depleted.

INFRINGEMENT PROCEEDINGS. Each Party agrees to promptly notify the other Party of any unauthorized use of the other Part's Marks of which it has actual knowledge. Each Party shall have the sole right and discretion to bring proceedings alleging infrongement of its Marks or unfair competition related thereto; provided, however, that each Party agrees to provide the other Party, at such other Party's expense, with its reasonable cooperation and assistance with respect to any such infrongement proceedings.

III. REPRESENTATIONS AND WARRANTIES

Each Party represents and warrants to the other Party that: (i) such Party has the full corporate right, power and authority to enter into this Agreement, to grant the licenses granted hereunder and to perform the acts required of it hereunder; (ii) the execution of this Agreement by such Party, and the performance by such Party of its obligations and duties hereunder, do not and will not violate any agreement to which such Party is a party or by which it is otherwise bound; (iii) when executed and delivered by such Party, this Agreement will constitute the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms; (iv) such Party's Promotional Materials will neither infringe on any copyright, U.S. patent or any other third party right nor violate any applicable law or regulation and (v) such Party acknowledges that the other Party makes no representations, warranties or agreements related to the subject matter hereof which are not expressly provided for in this Agreement.

IV. CONFIDENTIALITY

Each Party acknowledges that Confidential Information may be disclosed to the other Party during the course of this Agreement. Each Party agrees that it shall take reasonable steps, at least substantially equivalent to the steps it takes to protect its own proprietary information, during the Term and for a period of three (3) years following expiration or termination of this Agreement, to prevent the duplication or disclosure of Confidential Information of the other Party, other than by or to its employees or agents who must have access to such Confidential Information to perform such Party's obligations hereunder, who shall each agree to comply with this Section of this Agreement.

V. RELATIONSHIP WITH AOL MEMBERS

SOLICITATION OF SUBSCRIBERS. Subject to the next sentence, during the Term and for the two-year period following the expiration or termination of this Agreement, neither ICP nor its agents will use e-mail on the AOL Network, nor use the Template Forms, Welcome Mats, Hybrid Browsers or other area or service accessible only by AOL Members to (i) solicit or participate in the solicitation of AOL Members when that solicitation is for the benefit of any entity (including ICP) which could reasonably be construed to be or become in competition with AOL, or (ii) promote any services which could reasonably be construed to be in competition with services available through AOL including, but not limited to, services available through the Internet (e.g., an ICP Interactive Site). ICP may not send any AOL Member e-mail communications on or through the AOL Network without a "Business Relationship." For purposes of this Agreement, a "Business Relationship" shall mean that the AOL Member has either
(i) purchased Products from ICP through the AOL Network or (ii) voluntarily provided information to ICP through a contest, registration, or other communication, which included clear and conspicuous notice to the AOL Member that the information provided by the AOL Member could result in an e-mail being sent to that AOL Member by ICP or its agents. A Business Relationship does not exist by virtue of an AOL Member's visit to a Game Site (absent the additional elements described above).

COLLECTION OF MEMBER INFORMATION. ICP is prohibited from collecting AOL Member screen names from public or private areas of the AOL Network ( it is understood that any information collected on any ICP Interactive Site shall not constitute information requested on the AOL Network regardless of whether such ICP Interactive Site is linked from the AOL Network), except as specifically provided below. ICP shall ensure that any survey, questionnaire or other means of collecting Member Information on any area of the AOL Network including, without limitation, requests directed to specific AOL Member screen names and automated methods of collecting screen ames (an "Information Request") complies with (i) all applicable laws and regulations, (ii) AOL's applicable Terms of Service, and (iii) any privacy policies which have been issued by AOL in writing during the Term (the "AOL Privacy Policies"). Each Information Request shall clearly and conspicuously specify to the AOL Members at issue the purpose for which Member Information collected through the Information Request shall be used (the "Specified Purpose").

USE OF MEMBER INFORMATION. ICP shall restrict use of the Member Information collected through an Information Request to the Specified Purpose. In no event shall ICP (i) provide AOL Member names, screen names, addresses or other identifying information ("Member Information") to any third party (except to the extent specifically (a) permitted under the AOL Privacy Policies or (b) authorized by the AOL Members in question) or (ii) otherwise use any Member Information in contravention of the above section regarding "Solicitation of Members."

VI. TREATMENT OF CLAIMS

LIABILITY. UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM THE USE OF OR INABILITY TO USE THE AOL NETWORK OR ANY OTHER PROVISION OF THE AGREEMENT, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT AS PROVIDED BELOW IN THE "INDEMNITY" SECTION, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR MORE THAN THE AGGREGATE AMOUNTS EARNED BY SUCH PARTY UNDER THIS AGREEMENT AS OF THE DATE OF THE APPLICABLE CLAIM.

NO ADDITIONAL WARRANTIES. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS, ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO REGARDING THE AOL NETWORK, ICP INTERACTIVE SITES OR ANY AOL PUBLISHING TOOLS, INCLUDING ANY IMPLIED WARRANTY OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AOL SPECIFICALLY DISCLAIMS ANY WARRANTY REGARDING THE PROFITABILITYOF THE AOL NETWORK.

INDEMNITY. Each Party agrees to indemnify, defend and hold the other Party harmless from and against all claims, costs, liabilities, judgments, expenses or damages (including reasonable attorneys' fees and court costs) arising from or related to any cause of action brought against the other Party by any person or entity that is not a party to this Agreement resulting from any material breach of any obligation, duty, representation or warranty of this Agreement,provided the other Party promptly notifies indemnifying Party of any such claim and provides such Party the opportunity to control the defense of the action and al negotiations for settlement or compromise.

ACKNOWLEDGMENT. AOL AND ICP EACH ACKNOWLEDGES THAT THE PROVISIONS OF THIS AGREEMENT WERE NEGOTIATED TO REFLECT AN INFORMED, VOLUNTARY ALLOCATION BETWEEN THEM OF ALL RISKS (BOTH NOWN AND UNKNOWN) ASSOCIATED WITH THE TRANSACTIONS CONTEMPLATED HEREUNDER. THE LIMITATIONS AND DISCLAIMERS RELATED TO WARRANTIES AND LIABILITY CONTAINED IN THIS AGREEMENT ARE INTENDED TO LIMIT THE CIRCUMSTANCES AND EXTENT OF LIABILITY, AND SHALL BE ENFORCEABLE INDEPENDENT OF AND SEVERABLE FROM ANY OTHER ENFORCEABLE OR UNENFORCEABLE PROVISION OF THIS AGREEMENT.

VII. MISCELLANEOUS

AUDITING RIGHTS. Each Party shall maintain complete, clear and accurate records of all expenses, revenues, fees, transactions and related documentation (including agreements) in connection with the performance of this Agreement ("Records"). All such Records shall be maintained for a minimum of three (3) years following termination of this Agreement. For the sole purpose of ensuring compliance with this Agreement, each Party shall have the right, at its expense, to direct an independent certified public accounting firm subject to strict confidentiality restrictions to conduct a reasonable and necessary copying and inspection of portions of the Records of the other Party which are directly related to amounts paable to the Party requesting the audit pursuant to this Agreement. Any such audit may be conducted during regular business hours after twenty (20) business days prior written notice, subject to the following; (a) such audits shall not be made more frequently thanonce every twelve months, and
(b) no such audit of AOL shall occur during the period beginning on June 1 and ending October 1 and no such audit of ICP shall occur during the period beginning on December 1 and March 31. In lieu of providing access to its Records as described above, a Party shall be entitled to provide the other Party with a report from an independent certified public accounting firm confirming the information to be derived from such Records.

EXCUSE. Neither Party shall be liable for, or be considered in breach of or default under this Agreement on account of, any delay or failure to perform as required by this Agreement as a result of any causes or conditions which are beyond such Party's reasonable control and which such Party is unable to overcome by the exercise of reasonable diligence.

INDEPENDENT CONTRACTORS. The Parties to this Agreement are independent contractors. Neither Party is an agent, representative or partner of the other Party. Neither Party shallhave any right, power or authority to enter into any agreement for or on behalf of, or incur any obligation or liability of, or to otherwise bind, the other Party. This Agreement shall not be interpreted or construed to create an association, agency, joint venture or partnership between the Parties or to impose any liability attributable tosuch a relationship upon either Party.

NOTICE. Any notice, approval, request, authorization, direction or other communication under this Agreement shall be givenin writing and shall be effective for all purposes (i) on the delivery date if delivered personally to the Party to whom the same is directed; (iii) upon delivery by a commercial overnight carrier, with written verification of receipt (or written verification of refusal of delivery), or (iv) upon receipt (or, if refused, upon date of refusal with written verification of refusal) by U.S. certified or registeredmail, return receipt requested, postage and charges prepaid, or any other means of rapid mail delivery for which a receipt is available, to the person(s) specified below at the address of the Party set forth in the first paragraph of this Agreement.

NO WAIVER. The failure of either Party to insist upon or enforce strict performance by the other Party of any provision of this Agreement or to exercise any right under this Agreement shall not be construed as a waiver or relinquishment to any extent of such Party's right to assert or rely upon any such provision or right in that or any other instance; rather, the same shall be and remain in full force and effect.

RETURN OF INFORMATION. Upon the expiration or termination of this Agreement, each Party shall, upon the written request of the other Party, return or destroy (at the option of the Party receiving the request) all confidential information, documents, manuals and other materials belonging to the other Party.

SURVIVAL. In addition to such other provisions as are designated elsewhere in this Agreement, Sections III, IV, V, VI, and VII of this Exhibit C, shall survive the completion, expiration, termination or cancellation of this Agreement.

ENTIRE AGREEMENT. This Agreement sets forth the entire agreement and supersedes any and all prior agreements of the Parties with respect to the transactions set forth herein. Neither Party shall be bound by, and each Party specifically objects to, any term, condition or other provision which is different from or in addition to the provisions of this Agreement (whether or not it would materially alter this Agreement) and which is proffered by the other Party in any correspondence or other document, unless the Party to be bound thereby specifically agrees to such provision in writing.

AMENDMENT. No change, amendment or modification of any provision of this Agreement shall be valid unless set forth in a written instrument signed by the Party subject to enforcement of such amendment.

FURTHER ASSURANCES. Each Party shall take such action (including, but not limited to, the execution, acknowledgment and delivery of documents) as may reasonably be requested by any other Party for the implementation or continuing performance of this Agreement.

ASSIGNMENT. ICP shall not assign this Agreement or any right, interest or benefit under this Agreement without the prior written consent of AOL. Notwithstanding the foregoing, ICP shall have the right to assign this Agreement without AOL's consent and without prior notice in connection with a merger, consolidation, or sale of all or substantially all of ICP's assets; provided that any such assignee (i) has the resources necessary to fully and completely perform all of ICP's obligations hereunder and (ii) is not reasonably construed to be a competitor of AOL (i.e.,entities that offer online or Internet connectivity (or any successor form of connectivity) and entities that are broad-based aggregators and distributors of third party interactive content and/or services). Subject to the foregoing, this Agreement shall be fully bindingupon, inure to the benefit of and be enforceable by the Parties hereto and their respective successors and assigns.

CONSTRUCTION; SEVERABILITY. In the event that any provision of this Agreement conflicts with the law under which this Agreement is to be c onstrued or if any such provision is held invalid by a court with jurisdiction over the Parties to this Agreement, (i) such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law, and (ii) the remaining terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect.

REMEDIES. Except where otherwise specified, the rights and remedies granted to a Party under this Agreement are cumulative andin addition to, and not in lieu of, any other rights or remedies which the Party may possess at law or in equity.

APPLICABLE LAW; JURISDICTION. This Agreement shall be interpreted, construed and enforced in all respects in accordance with the laws of the Commonwealth of Virginia except for its conflicts of laws principles. Each Party irrevocably consents to the non-exclusive jurisdiction of the courts of the Commonwealth of Virginia and the federal courts situated in the Commonwealth of Virginia, in connection with any action to enforce the provisions of this Agreement, to recover damages or other relief for breach or default under this Agreement, or otherwise arising under or by reason of this Agreement.

EXPORT CONTROLS. Both parties shall adhere to all applicable laws, regulations and rules relating to the export of technical data and shall not export or re-export any technical data, any products received from the other Party or the direct product of such technical data to any proscribed country listed in such applicable laws, regulations and rules unless properly authorized.

HEADINGS. The captions and headings used in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement.

COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document.

                                    Exhibit D
                                [NOT APPLICABLE]

         CONFIDENTIAL INFORMATION OMMITTED AND FILED SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION

                                    EXHIBIT E

                             ICP IN-KIND COMMITMENTS

                              ADDENDUM TO AGREEMENT

         This Addendum to Agreement (this "ADDENDUM") is made and entered into as of October 16, 1997 (the "Effective Date"), by and among AMERICA ONLINE INC. ("AOL"), SPORTSLINE USA, INC. ("SportsLine"), and CBS, INC., ("CBS") and provides as follows:

1. CBS PROGRAMMING AND PROMOTION. Pursuant to Section 1.5.2 of that certain agreement between AOL and SportsLine dated July 1, 1997 (the "Agreement"), SportsLine agreed to provide AOL with the equivalent of ***** . The parties hereby agree that SportsLine's obligation to provide the foregoing programming and promotion shall be fully satisfied by the following on-air promotion of the SportsLine/AOL "keyword" (i.e., "SportsLine") in connection with CBS Sports broadcasts of sports events over the CBS Television Network (as defined in the Agreement) (each promotion specified below, an "ON-AIR PROMOTION"):

         a) ***** The scheduling for such On-Air Promotions will be made on a rotational basis, with the understanding that CBS will use reasonable efforts to target the highest rated CBS sports programming and that approximately 60% of the promotions specified in this Section I (a) shall be Drop-lns;

         b) ***** provided that: (a) the promotions specified in this Section l(b) shall occur, on average over the *****, during the ***** programming; and (b) at least ***** specified in this Section 1 (b) shall be Drop-lns; and

         c)  *****

         CBS shall consult on a weekly basis with SportsLine and AOL concerning the content, design and copy for the On-Air Promotions, provided that CBS will have final approval with respect thereto, except that AOL shall have final approval over all uses of any AOL names, trade names or trademarks. The copy will contain either an audio or graphic reference to the CBS SportsLine keyword and/or CBS SportsLine area on AOL and also include at a minimum a reference to "America Online" and/or "AOL" and the relevant CBS SportsLine keyword on AOL. For example, "Check the latest scores . . . etc., on America Online at Keyword:
CBS SportsLine."

         Notwithstanding anything contained herein to the contrary, CBS shall have no obligation to include any On- Air Promotion in any particular program if, despite CBS's reasonable efforts, current or future contractual obligations prevent or restrict CBS from doing so, provided that CBS agrees to offer AOL a reasonably equivalent On-Air Promotion as a substitute for any such lost On-Air Promotion. AOL acknowledges that CBSis contractually prohibited from making any On-Air Promotion within the CBS Sports broadcast of the Masters Golf Tournament.

2. ***** CBS will work with AOL to establish a schedule on or before December 31, 1997, that ensures that ***** CBS and AOL will work in good faith to construct ***** and other reasonable and customary requirements.

3. ENTIRE AGREEMENT. This Addendum represents the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and/or contemporaneous agreements and understandings, written or oral between or among the parties with respect to the subject matter hereof; provided, however, that this Addendum shall be attached to and is hereby incorporated by reference into the Agreement.

4. ASSIGNMENT. This Addendum shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns: provided, however, that the duties of each party hereunder shall not be assignable nor delegable without the prior written approval of the other parties hereto, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, the parties hereto may make such assignment or delegation without the other parties' consent (but with prior written notice) in connection with a consolidation, merger, or sale of all or substantially all of such party's assets, so long as any proposed assignee
(i) has the assets and resources required to fully and completely perform all of such party's obligations under the Agreement and (ii) is not reasonably construed to be a competitor of AOL i.e., entities that offer online or Internet connectivity (or any successor form of connectivity) and entities that are broad-based aggregators and distributors of third party interactive content and/or services.

5. COUNTERPARTS. This Addendum may be executed by facsimile and in counterparts, each of which shall be deemed an original and all of which together shall constitute one agreement.

6. WAIVER; AMENDMENT. No waiver or amendment of any provision of this Addendum shall be effective unless it is in writing and signed by the authorized representatives of the parties.

         IN WITNESS WHEREOF, the parties hereto have executed this Addendum as of the date first written above:

AMERICA ONLINE, INC.

By: /S/ DAVID M. COHEN
    -----------------------------
    Print Name:
    Title:

SPORTSLINE USA, INC.

By: /s/ MICHAEL LEVY
    ----------------------------
    Name: Michael Levy
    Title: President

CBS, Inc.

By: /s/ [illegible]
   -----------------------------
   Name:
   Title:

         CONFIDENTIAL INFORMATION OMMITTED AND FILED SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION

                                    EXHIBIT F

                         NEW MEMBER ACQUISITION PROGRAMS

A. Download button on ICP Interactive Site as provided in section 2.2 -- bounties shall be *****.

B. AOL will create co-branded AOL diskette and/or CD-ROM packages for agreed-upon CBS SportsLine, CBS Sports and Vegas Insider distribution and mailings, and such distribution or mailings may also include certain existing and future ICP marketing partners (e.g., The Orange Bowl, The NFL Players Association and mutually agreed upon Super Star athletes (e.g. Shaquille O'Neal, Michael Jordan, Wayne Gretzky, Cal Ripken, Jerry Rice etc.)).

C. AOL shall pay bounties to ICP on account of AOL New Members generated from the co-branded promotion as described in sub-section B above, at the following rates:: *****

                                    EXHIBIT G

                  CERTIFICATION OF COMPLIANCE WITH COMMITMENTS
                      REGARDING PROMOTIONS AND EXCLUSIVITY

Pursuant to Section 2 of the Interactive Services Agreement between (~`ICPl') and America Online, Inc. ("AOL"), dated as of , 1997 (the "Agreement"), the following report is delivered to AOL for the month ending (the "Month"):

I. PROMOTIONAL COMMITMENTS

ICP hereby certifies to AOL that ICP completed the following promotional commitments during the Month:

       TYPE OF      DATE(S) OF  DURATION/CIRCULATION OF    RELEVANT
       PROMOTION    PROMOTION   PROMOTION                  CONTRACT SECTION
   1.
   2.
   3.



IN WITNESS WHEREOF, this Certificate has been executed this ________ day of _____________, 199_.

____________________________________

By:_________________________________

Print Name:_________________________

Title:______________________________

Date:_______________________________

CONFIDENTIAL